As filed with the Securities and Exchange Commission on December 22, 1995

                                               Registration No. 33 -
                                                                    ------------

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ----------------------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     under
                          THE SECURITIES ACT OF 1933

                         GROUNDWATER TECHNOLOGY, INC.
            (Exact name of registrant as specified in its charter)

          Delaware                                    02-0324047
(State or other jurisdiction of          (I.R.S. Employer Identification No.)
 incorporation or organization)

            100 River Ridge Drive, Norwood, Massachusetts     02062
              (Address of Principal Executive Officers)     (Zip Code)

                             _____________________

                         GROUNDWATER TECHNOLOGY, INC.
            AMENDED AND RESTATED 1986 EMPLOYEE STOCK PURCHASE PLAN
                        1995 DIRECTOR STOCK OPTION PLAN
                          (Full titles of the Plans)

                             _____________________

                              Brian D. Goldstein
                           Assistant General Counsel
                         Groundwater Technology, Inc.
              100 River Ridge Drive, Norwood, Massachusetts 02062
                    (Name and address of agent for service)

                                (617) 769-7600
         (Telephone number, including area code, of agent for service)

                             _____________________

         Approximate date of commencement of sales pursuant to Plans:
   From time to time after the Registration Statement has become effective.

                             _____________________

                        CALCULATION OF REGISTRATION FEE

================================================================================

                               Proposed          Proposed
Title of          Amount       Maximum           Maximum          Amount of
Securities to     to be        Offering Price    Aggregate        Registration
be Registered     Registered   Per Share/(1)/    Offering Price   Fee

--------------------------------------------------------------------------------

Amended and Restated 1986 Employee Stock Purchase Plan

Common Stock      287,500/(2)/  $13.625          $3,917,187.50    $1,350.75/(2)/
$.01 Par Value    shares


1995 Director Stock Option Plan

Common Stock      100,000       $13.625          $1,362,500.00    $  469.83
$.01 Par Value    shares


        TOTAL:    387,500                                         $1,820.58
                  shares                                          =========

================================================================================

     (1) The price of $13.625 per share, which was the average of the high and low prices of the Common Stock reported on the National Association of Securities Dealers, Inc. Automated Quotation System on December 18, 1995 is set forth solely for the purpose of calculating the filing fee.

     (2) Represents 287,500 additional shares authorized to be issued pursuant to stockholder approval obtained by the Registrant on September 19, 1995. 312,500 shares issuable pursuant to this plan were previously registered with the Securities and Exchange Commission on Form S-8 Registration Statement No. 33-9756 (with respect to 112,500 shares) filed on November 19, 1986 and on Form S-8 registration statement No. 33-43156 (with respect to 200,000 shares) filed on October 2, 1991. The registration fee is calculated based upon the 287,500 additional shares being registered under this Form S-8.

================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1.  Plan Information.
         ----------------

         Not required to be filed with the Securities and Exchange Commission (the "Commission").

Item 2.  Registrant Information and Participant Plan Annual Information.
         --------------------------------------------------------------

         Not required to be filed with the Commission.


                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.
         ---------------------------------------

         The following documents filed with the Commission by Groundwater Technology, Inc. (the "Registrant") are incorporated herein by reference as of their respective dates:

         (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended April 29, 1995, filed pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

         (b) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended July 29, 1995;

         (c) The Registrant's Quarterly Report on Form 10-Q for the second quarter ended October 28, 1995;

         (d) The Registrant's Report on Form 8-K filed July 26, 1995, and Report on Form 8-K/A filed on August 1, 1995; and

         (e) The description of the Common Stock, $.01 par value, of the Registrant contained in the Registrant's Registration Statement on Form 8-A filed pursuant to Section 12(g) of the Exchange Act on October 16, 1986, and incorporating by reference the information contained in the Registrant's Prospectus dated July 24, 1986 filed under Section 424(b) under the Securities Act of 1933, as amended, and contained in the Registrant's Form S-1 Registration Statement No. 33-6572, as amended.

All documents subsequently filed by the Registrant with the Commission pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference and to be part hereof from the date of filing of such documents.

Item 4.  Description of Securities.
         -------------------------

         Not applicable.

Item 5.  Interests of Named Experts and Counsel.
         --------------------------------------

         The validity of the Common Stock offered hereby has been passed upon by Testa, Hurwitz & Thibeault, 125 High Street, Boston, Massachusetts 02110, counsel to the Registrant. Andrew E. Taylor, Jr., Esq., Assistant Secretary of the Registrant, is a partner in such firm.

Item 6.  Indemnification of Directors and Officers.
         -----------------------------------------

         (a) Section 145 of the Delaware General Corporation Law ("Section 145") provides that a corporation may indemnify its directors and officers.
       Article 14 of the Registrant's By-laws provides that each director and officer shall be indemnified to the fullest extent permitted by Delaware law by the Registrant against liabilities and expenses in connection with any legal proceeding to which such officer or director may become a party by reason of being or having been an officer or director of the Registrant.

         (b) Article Tenth of the Registrant's Restated Certificate of Incorporation eliminates the personal liability of the Registrant's directors for monetary damages for breach of their fiduciary duty as directors to the Registrant and its stockholders, notwithstanding any provision of law imposing such liability. Article Tenth, however, does not eliminate liability of the Registrant's directors for breach of the director's duty of loyalty to the Registrant or its stockholders, acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law and actions leading to improper personal benefit to the director, or under Section 174 of Title 8 of the Delaware Code.

         (c) The Registrant and its directors and officers are covered by liability insurance.

Item 7.  Exemption from Registration Claimed.
         -----------------------------------

         Not applicable.

Item 8.  Exhibits.
         --------

         Exhibit No.    Description of Exhibit
         -----------    ----------------------

         4.1 Groundwater Technology, Inc. Amended and Restated 1986 Employee Stock Purchase Plan (filed as Exhibit 10.01 to Registrant's Annual Report on Form 10-K for the year ended April 29, 1995, and incorporated herein by reference).

         4.2 Groundwater Technology, Inc. 1995 Director Stock Option Plan (filed as Exhibit 10.08 to Registrant's Annual Report on Form 10-K for the year ended April 29, 1995 and incorporated herein by reference).

         4.3 Form of Stock Option Agreement under the Groundwater Technology, Inc. 1995 Director Stock Option Plan (filed as Exhibit 10.08 to Registrant's Annual Report on Form 10-K for the year ended April 29, 1995 and incorporated herein by reference).

         4.4 Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.01 to Registrant's Quarterly Report on Form 10-Q for the period ended October 29, 1994, and incorporated herein by reference).

         4.5            By-laws of the Registrant, as amended (filed as Exhibit
                        3.02 to Registrant's Annual Report on Form 10-K for the year ended April 29, 1995 and incorporated herein by reference).

         5.1            Opinion of Testa, Hurwitz & Thibeault.

         24.1           Consent of Testa, Hurwitz & Thibeault (included in
                        Exhibit 5.1).

         24.2           Consent of Independent Auditors.

         25.1 Power of Attorney (contained in Page 7 of this Registration Statement).

Item 9.  Undertakings.
         ------------

         (a) The undersigned registrant hereby undertakes:

             (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                 (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

                 (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                 (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not
         --------  -------
         apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act that are incorporated by reference in the registration statement.

             (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

             (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, offers and controlling person of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                               POWER OF ATTORNEY

   EACH PERSON WHOSE SIGNATURE appears below this registration statement hereby constitutes and appoints Robert E. Sliney, Jr., Catherine L. Farrell and Brian
D. Goldstein, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities (until revoked in writing) to sign all amendments (including post-effective amendments) to this Registration Statement on Form S-8 of Groundwater Technology, Inc., and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he or she might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Norwood, Commonwealth of Massachusetts, on this, the 19th day of December, 1995.

                                             GROUNDWATER TECHNOLOGY, INC.

                                       By:   /s/ Robert E. Sliney, Jr.
                                             -------------------------
                                             Robert E. Sliney, Jr.
                                             Vice President and CFO

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or amendment thereto has been signed by the following persons in the capacities and on the date indicated.

Signature                      Capacity                       Date
---------                      --------                       ----

   /s/ Walter C. Barber        President and Chairman of      December 19, 1995
---------------------------    the Board of Directors
     Walter C. Barber          (Principal Executive Officer)


 /s/ Robert E. Sliney, Jr.     Vice President and CFO         December 19, 1995
---------------------------    (Principal Financial Officer)
  Robert E. Sliney, Jr.


     /s/ Bayard Henry          Director                       December 19, 1995
---------------------------
       Bayard Henry


  /s/ Allan S. Bufferd         Director                       December 19, 1995
---------------------------
    Allan S. Bufferd


  /s/ Robert P. Schechter      Director                       Decmeber 19, 1995
---------------------------
  Robert P. Schechter

                                 EXHIBIT INDEX


       Exhibit No.    Description of Exhibit
       -----------    ----------------------

       4.1 Groundwater Technology, Inc. Amended and Restated 1986 Employee Stock Purchase Plan (filed as Exhibit 10.01 to Registrant's Annual Report on Form 10-K for the year ended April 29, 1995, and incorporated herein by reference).

       4.2 Groundwater Technology, Inc. 1995 Director Stock Option Plan (filed as Exhibit 10.08 to Registrant's Annual Report on Form 10-K for the year ended April 29, 1995 and incorporated herein by reference).

       4.3 Form of Stock Option Agreement under the Groundwater Technology, Inc. 1995 Director Stock Option Plan (filed as
                      Exhibit 10.08 to Registrant's Annual Report on Form 10-K for the year ended April 29, 1995 and incorporated herein by reference).

       4.4 Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.01 to Registrant's Quarterly Report on Form 10-Q for the period ended October 29, 1994, and incorporated herein by reference).

       4.5            By-laws of the Registrant, as amended (filed as Exhibit
                      3.02 to Registrant's Annual Report on Form 10-K for the year ended April 29, 1995 and incorporated herein by reference).

       5.1            Opinion of Testa, Hurwitz & Thibeault.

       24.1           Consent of Testa, Hurwitz & Thibeault (included in Exhibit
                      5.1).

       24.2           Consent of Independent Auditors.

       25.1 Power of Attorney (contained in Page 7 of this Registration Statement).